UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or filing of Multi-Fineline Electronix, Inc., except as shall be expressly set forth by specific reference in such a filing.

On January 10, 2011, Multi-Fineline Electronix, Inc. issued a news release announcing its preliminary fiscal 2011 first quarter results and providing its second quarter business outlook. In addition, the news release announced the Company’s participation at an investor conference on Tuesday, January 11, 2011, which will be webcasted live, and that a copy of the presentation materials is available at the ‘Investor Relations’ section of the Company’s web site at www.mflex.com. A copy of this news release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	News release announcing (1) MFLEX’s preliminary fiscal 2011 first quarter results, (2) providing its second quarter business outlook, (3) the Company’s participation at an investor conference on Tuesday, January 11, 2011, and (4) that a copy of the presentation materials is available at the ‘Investor Relations’ section of the Company’s web site.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc., a Delaware corporation

Date: January 9, 2011	By:	/S/ REZA MESHGIN
Reza Meshgin
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release announcing (1) MFLEX’s preliminary fiscal 2011 first quarter results, (2) providing its second quarter business outlook, (3) the Company’s participation at an investor conference on Tuesday, January 11, 2011, and (4) that a copy of the presentation materials is available at the ‘Investor Relations’ section of the Company’s web site.

4